SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: OCTOBER 18, 2002

WINMAX TRADING GROUP, INC.
(Exact Name of Registrant as Specified in Charter)

Florida	0-29751	65-0702554
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5920 Macleod Trail, Suite 208
Calgary, Alberta Canada T2H 0K2
(Address of principal executive offices) (Zip code)

Registrant's telephone number, including area code:(888)533-4555

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Winmax Trading Group, Inc., is referred to herein as "the Company", "us", or "we".

Item 1. Changes In Control Of Registrant.
Not Applicable.

Item 2. Acquisition Or Disposition Of Assets.
Not Applicable.

Item 3. Bankruptcy or Receivership.
Not Applicable

Item 4. Changes in Registrant's Certifying Accountant.
Not Applicable.

Item 5. Other Events and Regulation FD Disclosure.
On September 17, 2002, our Board of Directors unanimously approved amending our Articles of Incorporation to increase our authorized common stock from 2,500,000 to 750,000,000 shares. The Board submitted the proposal to a vote of our shareholders and on October 18, 2002, our shareholders approved the proposal. On October 25, 2002, we submitted our Amended Articles of Incorporation to the State of Florida for filing with the Division of Corporations. Our preferred shares were not affected by the proposal.

Item 6. Resignations of Registrant's Directors.
Not Applicable.

Item 7. Financial Statements, Pro Forma Financial Information And Exhibits
Amendment to the Articles of Incorporation of Winmax Trading Group, Inc.

Item 8. Change In Fiscal Year.
Not Applicable.

Item 9. Regulation FD Disclosure.
Not Applicable.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Winmax Trading Group, Inc.

October 28, 2002

/s/ Gerald Sklar
President and Chief Executive Office